UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2004

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1232 22nd STREET NW, SUITE 600, WASHINGTON, D.C. 20037
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 833-7742

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02.                                      ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On September 13, 2004, EFJ, Inc. (the “Registrant”) entered into an amendment to its line of credit dated November 15, 2002. Pursuant to the Amendment between the Registrant and Bank of America, the borrowing under the agreement has an interest rate of adjusted LIBOR plus 150 basis points with a cap of 2.25%.  The obligations of the Registrant under the lime of credit are guaranteed by E.F. Johnson Company and Transcrypt International, Inc., wholly-owned subsidiaries of the Registrant. The new term of the line of credit term ends on September 30, 2007.

ITEM 9.01.                                      FINANCIAL STATEMENTS AND EXHIBITS

99.1                           News release of EFJ, Inc. issued on September 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
(Registrant)

Date: September 16, 2004	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

99.1	News release of EFJ, Inc. issued on September 16, 2004.